Putnam
Master
Income
Trust

SEMIANNUAL REPORT

April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "During the six periods in the past decade when U.S. government bonds lost more than 2%, junk bonds beat government bonds every time, while international bonds went five for six. A portfolio that included a fund representing each bond type would've outperformed government bonds in each instance. Those who can't be bothered with picking several types of bond funds might consider a multisector bond fund. . . the best choice for one-stop diversification."

                                      --  Morningstar Investor, April 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

11 Portfolio holdings

27 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Global diversification, astute currency strategies, and careful security selection all contributed to Putnam Master Income Trust's positive performance during the semiannual period ended April 30, 1997. Supervision of such a diverse, multinational portfolio requires a depth and breadth of expertise your fund's management team is superbly equipped to provide.

I am pleased to announce the addition of Kenneth J. Taubes and Gail S. Attridge to that team. Ken becomes the fund's lead manager and will oversee the taxable investment-grade sector. He has been managing funds at Putnam for nearly six years. Before joining Putnam, Ken was employed by United States Trust Company of Boston, Home Owners Savings Bank, and Bank of New England, N.A. He has 15 years of investment experience. Gail came to Putnam in 1993 from Keystone Custodian Funds, prior to which she was employed by County NatWest Securities Asia and Data Resources/McGraw-Hill. She has 12 years of investment experience, and will manage the fund's emerging markets securities.

In the following report, your fund's managers discuss overall results for the fiscal year, then review prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Managers
Kenneth J. Taubes, lead manager
Jennifer E. Leichter
D. William Kohli
Gail S. Attridge

For most of the first half of Putnam Master Income Trust's fiscal year, U.S. financial markets enjoyed a continuing trend of steady growth, falling interest rates, and low inflation. During the final two months, however, investors experienced a rather wild ride. After hitting a record high on March 11, the Dow Jones Industrial Average lost 9.8% -- nearly 700 points -- during a four-week period. And, just weeks before the close of your fund's fiscal year, the Dow made a dramatic recovery -- reaching near-record levels again and regaining its earlier losses. Volatility could also be found in the U.S. bond market as the Federal Reserve Board raised short-term interest rates in the midst of the market decline. This action prompted investors to question whether the Fed might raise rates again soon. The fact that the Fed didn't raise rates in May only caused more speculation about when -- not if -- another increase would occur.

Your fund's portfolio was strategically positioned for this market environment. Indeed, we had begun to adjust allocations in February, taking a more defensive position in the taxable investment-grade sector, or "sleeve," and trimming back exposure to the high-yield market. High-yield bonds tend to mirror the direction of the stock market, so this move enabled us to cushion the fund against the expected stock market correction. Meanwhile, the international sector, specifically investments in European countries, produced attractive results through most of the period. For complete performance information, see page 9 of this report.

* TELECOMMUNICATIONS AND MEDIA STRONG IN HIGH-YIELD SECTOR

Even with the cutback, the high-yield sector still made a handsome contribution to the fund's performance over the period. Because we started reducing exposure before the stock market correction began, we were able to realize gains on most of the sales. In addition, this sector still includes some of the fund's best-performing holdings.

Among the period's strongest performers were bonds of competitive local exchange carriers, or CLECs -- smaller telephone companies that compete with the large telephone providers, such as the Bell operating companies, within local markets. CLECs benefited substantially from the Telecommunications Act of 1996, which allowed them to enter local markets on a much wider basis. Also contributing stellar performance were bonds of foreign cellular companies, which are profiting from consumers who use cellular telephones as a replacement for traditional wire-line phones. These companies are especially profitable in countries such as Venezuela and Brazil, where it is difficult to get wire-line phones installed. At the close of the period, the fund maintained a relatively heavy weighting in telecommunications, an industry we believe has positive fundamentals and strong long-term potential.

Broadcasting was another industry to profit from enactment of the telecommunications legislation. The new law allows for ownership of multiple radio and television stations, which boosted the value of many broadcasting companies poised for expansion. Two examples in the fund's portfolio are Chancellor Radio Broadcasting, which owns and operates about 50 stations in more than a dozen major markets, and SFX Broadcasting, Inc., which owns and provides programming for 80 AM and FM radio stations in the southern United States. In early April, SFX announced the acquisition of three more stations in Indiana. While these holdings, along with others discussed in this report, were viewed favorably as of April 30, 1997, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP FIVE COUNTRY ALLOCATIONS]

TOP FIVE COUNTRY ALLOCATIONS*
INTERNATIONAL SECTOR

France                     8.4%

Germany                    7.3%

United Kingdom             6.5%

Mexico                     1.9%

Denmark                    1.3%

Footnote reads:
* Based on net assets as of 4/30/97. Portfolio holdings will vary over time.

Outdoor advertising -- or billboards -- was another profitable sector for the fund's high-yield sleeve. Universal Outdoor, Inc., which operates over 30,000 displays in 23 markets in the Midwestern, Southeastern, and Eastern United States, performed well over this period. The company recently completed its acquisition of Klein Outdoor Advertising, Inc., a privately held company based in New Jersey. In the gaming sector, Argosy Gaming Company was a standout. Argosy operates several riverboat casinos in the Midwest and Southeast, and is building a new riverboat casino and entertainment complex near Cincinnati.

* CONTINUED EMPHASIS ON MORTGAGE-BACKED SECURITIES

The taxable investment-grade sector consists primarily of mortgage-backed securities and U.S. Treasuries, in varying proportions. Throughout the semiannual period, we maintained a relatively heavy weighting of mortgage-backed securities, which offered higher yields and greater potential price appreciation than U.S. Treasury holdings and appear likely to do so for some time.

Please note that this portion of the portfolio was formerly known as the U.S. government sector. Within this sector, the fund for several years has had the flexibility to invest in investment-grade bonds rated A or higher as well as U.S. government securities, and we believe the new name is a more accurate reflection of its strategy.

The emphasis on mortgage-backed securities remains in place as we begin the second half of fiscal 1997. In February, however, anticipating that the Fed would begin to tighten monetary policy, we began moving the sector into a more defensive position. We sold a significant portion of intermediate-term Treasury securities in favor of a combination of cash and long-term bonds. This configuration, known as a "barbell" strategy, emphasizes the shorter and longer ends of the yield curve in order to shorten the portfolio's average maturity. This barbell positioning can be beneficial in a period of rising interest rates. We took the same approach with the fund's mortgage-backed securities, swapping current coupon mortgages -- which had performed exceptionally well -- for a combination of shorter-duration high-coupon mortgages and long-term mortgage securities. This defensive configuration was still in effect at the close of the period.

[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR*

HIGH-YIELD BONDS
Midland Funding Corp.
Ivex Packaging Corp.
Pricellular Wireless Corp.

FOREIGN BONDS
France Treasury bills
Federal Republic of Germany bonds
United Kingdom Treasury bonds

U.S. GOVERNMENT OBLIGATIONS
Government National Mortgage Association, 7.5%
Government National Mortgage Association, 7%
Federal National Mortgage Association, 7%

Footnote reads:
* Based on net assets as of 4/30/97. Holdings will vary over time.

* INTERNATIONAL FOCUS SHIFTS TO CORE EUROPE

Early in the fiscal year, the fund's international sector profited from holdings in higher-yielding markets in Europe, such as Italy, Spain, and Sweden. We had focused on bonds in these peripheral regions rather than in core Europe because of the attractive yields they offered. These countries had been making significant efforts to rein in fiscal budgets in order to gain acceptance into the European Monetary Union (EMU), which intends to create a single currency to be used among member nations. As a result of these efforts, Italy, Spain, and Sweden made significant reductions in their inflation levels -- which resulted in lower bond yields. As yields declined, the fund's holdings in these markets benefited from price appreciation.

Toward the middle of the period we began to reduce the fund's position in peripheral Europe, taking profits and shifting the portfolio's focus toward core European markets such as Germany and France. This positioning was successful, as the higher-yielding markets later declined while bonds from core Europe proved less volatile and delivered strong performance.

Keeping a low exposure to Japanese bonds had helped the fund's performance during much of fiscal 1996. This was not the case during the first half of fiscal 1997 as Japanese bonds performed better than we had expected. Toward the end of the period, while many world bond markets declined in response to the U.S. market decline, Japanese bonds began to rally. In fact, the Japanese market became one of the top-performing bond markets during the period.

* OUTLOOK: POTENTIAL FOR MORE RATE INCREASES

We expect a modest acceleration in worldwide economic growth, accompanied by low inflation during 1997. Within the United States, we believe concern about inflation may result in additional interest-rate increases throughout the year. At the same time, we anticipate a modest acceleration in economic growth. In our opinion, the fund's portfolio is positioned appropriately for this environment, and we believe its multisector strategy will allow it to continue to take advantage of opportunities in fixed-income markets around the world.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Master Income Trust is designed for investors seeking high current income, consistent with preservation of capital, through a portfolio diversified among taxable investment-grade, high-yield, and international fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 4/30/97

                                                       Salomon Bros.   First
                                          Lehman Bros.  Non-U.S.      Boston
                                 Market   Government    World Govt. High-Yield
                           NAV   price    Bond Index    Bond Index     Index
-------------------------------------------------------------------------------
6 months                  1.80%   2.84%     1.32%        -7.30%        6.00%
-------------------------------------------------------------------------------
1 year                    9.10   14.07      6.48         -2.07        12.05
-------------------------------------------------------------------------------
5 years                  61.96   47.28     41.91         53.17        71.39
Annual average           10.12    8.05      7.25          8.90        11.38
------------------------------------------------------------------------------
Life of fund
(12/28/87)              160.08  119.10    115.04         94.48       184.97
Annual average           10.78    8.76      8.55          7.39        11.88
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/97

------------------------------------------------------------------------------
Distributions (number)                       6
------------------------------------------------------------------------------
Income                                      $0.345
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                                    0.144
------------------------------------------------------------------------------
Short-term                                      --
------------------------------------------------------------------------------
  Total                                     $0.489
------------------------------------------------------------------------------
Share value                          NAV         Market price
------------------------------------------------------------------------------
10/31/96                           $9.33           $8.375
------------------------------------------------------------------------------
4/30/97                             8.96            8.125
------------------------------------------------------------------------------
Current return end of period         NAV         Market price
------------------------------------------------------------------------------
Current dividend rate1              7.70%           8.49%
------------------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)

                                                                 Market
(common shares)                                      NAV         price
------------------------------------------------------------------------------
6 months                                             2.90%       7.62%
------------------------------------------------------------------------------
1 year                                               9.62       14.05
------------------------------------------------------------------------------
5 years                                             62.43       51.96
Annual average                                      10.19        8.73
------------------------------------------------------------------------------
Life of fund
(12/28/87)                                         158.87      120.94
Annual average                                      10.82        8.94
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Lehman Bros. Government Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
April 30, 1997 (Unaudited)


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (31.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Obligations (23.1%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.
    $14,623,542  8 1/2s, with due dates from April 1, 2026 to April 1, 2027                     $ 15,094,140
      2,400,000  8 1/2s, TBA, June 16, 2027                                                        2,477,232
                 Federal National Mortgage Association
                   Pass-Through Certificates
      7,564,815  8s, with due dates from June 1, 2026 to October 1, 2026                           7,664,069
     16,116,584  7 1/2s, with due dates from September 1, 2025 to
                   February 1, 2027                                                               15,995,725
      6,466,615  7s, with due dates from October 1, 2025 to
                   April 15, 2027                                                                  6,264,534
      2,376,002  6s, Dwarf, with due dates from February 1, 2012 to
                   March 1, 2012                                                                   2,260,173
      2,400,000  Federal National Mortgage Association 6s, Dwarf, TBA,
                   June 15, 2012                                                                   2,283,000
                 Government National Mortgage Association
                   Pass-Through Certificates
      7,630,084  8s, with due dates from September 15, 2025 to
                   February 15, 2027                                                               7,721,534
     26,104,285  7 1/2s, with due dates from September 15, 2022 to
                   February 15, 2027                                                              25,886,850
         25,374  7 1/2s, Midget, February 15, 2009                                                    25,355
     17,352,904  7s, with due dates from November 15, 2025 to
                   June 15, 2026                                                                  16,783,396
      6,970,000  Government National Mortgage Association 8 1/2s,
                   TBA, May 16, 2027                                                               7,194,295
                                                                                              --------------
                                                                                                 109,650,303

U.S. Treasury Obligations (8.4%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
      3,370,000  8 1/8s, August 15, 2019                                                           3,770,727
     13,230,000  6 1/2s, November 15, 2026                                                        12,425,881
                 U.S. Treasury Notes
      7,432,000  6 1/2s, October 15, 2006                                                          7,310,041
        835,000  6 3/8s, April 30, 1999                                                              836,561
     15,745,000  6 1/4s, March 31, 1999                                                           15,742,481
                                                                                              --------------
                                                                                                  40,085,691
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $150,450,169)                                                          $149,735,994

CORPORATE BONDS AND NOTES (31.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.1%)
------------------------------------------------------------------------------------------------------------
       $ 75,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                              $     77,813
        330,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                                 326,700
                                                                                              --------------
                                                                                                     404,513

Aerospace and Defense (0.7%)
------------------------------------------------------------------------------------------------------------
      1,000,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                  1,030,000
        275,000  Howmet Corp. sr. sub. notes 10s, 2003                                               292,875
        225,000  L-3 Communications Corp. 144A sr. sub. notes 10 3/8s, 2007                          231,750
        185,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                         190,550
      1,250,000  Sequa Corp. bonds 8 3/4s, 2001                                                    1,243,750
        275,000  Tracor, Inc. 144A sr. sub. notes 8 1/2s, 2007                                       269,500
                                                                                              --------------
                                                                                                   3,258,425

Agriculture (0.6%)
------------------------------------------------------------------------------------------------------------
      1,994,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
                   Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                       1,455,620
      1,165,595  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 [2 DBL. DAGGERS]           1,241,359
                                                                                              --------------
                                                                                                   2,696,979

Apparel (0.4%)
------------------------------------------------------------------------------------------------------------
         80,000  Anvil Knitwear Inc. 144A sr. notes 10 7/8s, 2007                                     78,000
        130,000  GFSI, Inc. 144A sr. sub. notes 9 5/8s, 2007                                         128,700
        450,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                       454,500
        250,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                    255,000
        710,000  William Carter Co. 144A sr. sub. notes 10 3/8s, 2006                                718,875
                                                                                              --------------
                                                                                                   1,635,075

Automotive (0.1%)
------------------------------------------------------------------------------------------------------------
        340,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                                        348,500
        135,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                  136,013
                                                                                              --------------
                                                                                                     484,513

Automotive Parts (0.5%)
------------------------------------------------------------------------------------------------------------
      1,000,000  A.P.S Inc. company guaranty 11 7/8s, 2006                                         1,000,000
        383,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 1
                   2s, 2004                                                                          421,300
        520,000  Harvard Industries Inc. sr. notes 11 1/8s, 2005                                     234,000
        305,000  Key Plastics Corp. 144A sr. sub. notes 10 1/4s, 2007                                308,050
        500,000  Lear Corp. sub. notes 9 1/2s, 2006                                                  517,500
                                                                                              --------------
                                                                                                   2,480,850

Banks (0.5%)
------------------------------------------------------------------------------------------------------------
        145,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                              145,000
        750,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                               750,000
        250,000  North Fork Bancorp, Inc. 144A bonds 8.7s, 2026                                      242,398
        135,000  Onbank Capital Trust I 144A company guaranty 9 1/4s, 2027                           133,650
        290,000  Peoples Heritage Capital Trust I 144A company guaranty
                   9.06s, 2027                                                                       288,188
        285,000  Provident Capital Trust company guaranty 8.6s, 2026                                 275,025
        165,000  Riggs Capital Trust 144A bonds 8 5/8s                                               166,036
        230,000  Sovereign Capital Trust 144A company guaranty 9s, 2027                              224,250
        220,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                      224,532
                                                                                              --------------
                                                                                                   2,449,079

Basic Industrial Products (--%)
------------------------------------------------------------------------------------------------------------
        170,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                       173,400

Broadcasting (1.8%)
------------------------------------------------------------------------------------------------------------
        500,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                 512,500
        765,000  Capstar Broadcasting 144A sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 2/1/02), 2009 ++                                                 426,488
      1,300,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                              897,000
        600,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                                639,000
      2,040,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 5/15/01), 2008 (Mexico) ++                                            1,300,500
        910,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                           950,950
      1,327,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                      1,273,920
        305,000  Spanish Broadcasting Systems 144A sr. notes 11s, 2004                               306,525
        325,000  TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007                       308,750
      1,822,000  Telemedia Broadcasting Corp. 144A deb. stepped-coupon
                   3.8s, (16s, 6/15/99), 2004 ++                                                   1,658,020
        225,000  Telewest Communications PLC deb. stepped-coupon
                   zero % (11s, 10/1/00), 2007 (United Kingdom) ++                                   151,875
        140,000  TV Azteca Sa De Cv 144A sr. notes 10 1/2s, 2007 (Mexico)                            137,725
                                                                                              --------------
                                                                                                   8,563,253

Building Materials (0.2%)
------------------------------------------------------------------------------------------------------------
        750,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                        835,313

Building Products (0.1%)
------------------------------------------------------------------------------------------------------------
        500,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                            495,000
        175,000  Waxman Industries Inc. sr. notes stepped-coupon
                   Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                                         146,125
                                                                                              --------------
                                                                                                     641,125

Building and Construction (1.1%)
------------------------------------------------------------------------------------------------------------
        910,000  Atrium Companies Inc. 144A sr. sub. notes 10 1/2s, 2006                             910,000
        160,000  Continental Homes Holding Corp. sr. notes 10s, 2006                                 157,600
      1,100,000  Presley Cos. sr. notes 12 1/2s, 2001                                              1,064,250
      1,000,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                 1,050,000
      2,000,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                       2,197,500
                                                                                              --------------
                                                                                                   5,379,350
Buses (0.4%)
------------------------------------------------------------------------------------------------------------
         95,000  Atlantic Express, Inc. 144A company guaranty 10 3/4s, 2004                           97,375
        765,000  Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                             799,425
      1,250,000  Consorcio/MCII Holdings secd. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                                 1,059,375
                                                                                              --------------
                                                                                                   1,956,175

Business Services (0.3%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                         970,000
         80,000  Loomis Fargo & Co. 144A sr. sub. notes 10s, 2004                                     80,800
        190,000  Outsourcing Solutions, Inc. 144A sr. sub. notes 11s, 2006                           201,875
                                                                                              --------------
                                                                                                   1,252,675

Cable Television (1.8%)
------------------------------------------------------------------------------------------------------------
      1,135,000  Adelphia Communications Corp. 144A sr. notes 9 7/8s, 2007                         1,072,575
      1,465,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                                439,500
        500,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                 493,750
        475,000  Charter Communications International sr. notes 11 1/4s, 2006                        490,438
      1,000,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                               692,500
        800,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                   (United Kingdom) ++                                                               656,000
        420,000  Diamond Cable Communications Co. 144A sr. disc.
                   notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                               249,900
      1,104,045  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]               960,519
        625,000  Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006(Mexico)                            657,813
        440,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. B, 14s, 2004                                                                 211,200
        265,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. D, 13s, 2003                                                                 108,650
        500,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon
                   zero % (14 1/4s, 6/15/00), 2005 ++                                                356,250
      1,000,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                                 827,500
        170,000  TV Filme, Inc. 144A sr. notes 12 7/8s, 2004(Brazil)                                 172,550
      2,285,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006(Australia) ++                               1,165,350
                                                                                              --------------
                                                                                                   8,554,495

Cellular Communications (1.9%)
------------------------------------------------------------------------------------------------------------
      1,875,000  Cencall Communications Corp. sr. disc. notes
                   stepped-coupon zero % (10 1/8s, 1/15/99), 2004 ++                               1,387,500
      1,985,000  Dial Call Communication, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (10 1/4s, 12/15/98), 2005 ++                                     1,473,863
      1,710,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                            955,463
      3,085,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                 2,159,500
        400,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                     312,000
      2,545,000  Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/97), 2001 ++                                         2,621,350
                                                                                              --------------
                                                                                                   8,909,676

Chemicals (0.4%)
------------------------------------------------------------------------------------------------------------
        730,000  Freedom Chemicals, Inc. sr. sub. notes 10 5/8s, 2006                                757,375
        425,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                          392,594
        850,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                                537,625
        115,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                              119,600
                                                                                              --------------
                                                                                                   1,807,194

Conglomerates (0.3%)
------------------------------------------------------------------------------------------------------------
        460,000  Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                         478,400
        800,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                        802,000
                                                                                              --------------
                                                                                                   1,280,400

Consumer Durable Goods (0.2%)
------------------------------------------------------------------------------------------------------------
        515,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                   zero % (14s, 11/15/01), 2006 ++                                                   267,800
        895,000  Remington Products Co. LLC sr. sub. notes Ser. B, 11s, 2006                         756,275
                                                                                              --------------
                                                                                                   1,024,075

Consumer Non Durables (--%)
------------------------------------------------------------------------------------------------------------
        145,000  E&S Holdings Corp. sr. sub. notes Ser. B, 10 3/8s, 2006                             149,350

Consumer Services (0.4%)
------------------------------------------------------------------------------------------------------------
        555,000  Affinity Group Holdings 144A sr. notes 11s, 2007                                    568,875
      1,360,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                    1,496,000
                                                                                              --------------
                                                                                                   2,064,875

Containers (0.9%)
------------------------------------------------------------------------------------------------------------
        590,000  Amtrol, Inc. sr. sub. notes 10 5/8s, 2006                                           610,650
        395,000  Innova S De R.L. 144A sr. notes 12 7/8s, 2007(Mexico)                               389,075
      2,500,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                 2,715,625
        105,000  Printpack, Inc. sr. sub. notes Ser. B, 10 5/8s, 2006                                107,756
        170,000  Radnor Holdings Corp. 144A sr. notes 10s, 2003                                      172,550
        550,000  Riverwood International company guranty 10 7/8s, 2008                               456,500
                                                                                              --------------
                                                                                                   4,452,156

Cosmetics (0.2%)
------------------------------------------------------------------------------------------------------------
      1,340,000  Revlon Worldwide Corp. 144A sr. disc. notes zero %, 2001                            877,700

Electric Utilities (2.4%)
------------------------------------------------------------------------------------------------------------
      1,800,000  AES China Generating Co. sr. notes 10 1/8s, 2006(China)                           1,847,250
        850,000  Calpine Corp. sr. notes 10 1/2s, 2006                                               907,375
        750,000  Cleveland Electric Illuminating Co. 1st mtge. Ser. E, 9s, 2023                      769,665
      1,125,000  El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                                 1,196,809
        125,000  Hidroelectric Pierda Aguila 144A bonds 10 5/8s,
                   2001(Argentina)                                                                   130,469
      1,250,000  Long Island Lighting Co. deb. 9s, 2022                                            1,354,588
        100,000  Long Island Lighting Co. deb. 8.9s, 2019                                            103,602
        365,000  Long Island Lighting Co. refunding mtge. notes 9 5/8s, 2024                         381,691
      3,500,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                  4,170,355
        480,662  Northeast Utilities System notes Ser. A, 8.58s, 2006                                458,072
                                                                                              --------------
                                                                                                  11,319,876

Electronic Components (0.1%)
------------------------------------------------------------------------------------------------------------
        535,000  Motors and Gears Inc. 144A sr. notes Ser. A, 10 3/4s, 2006                          536,338

Electronics (0.3%)
------------------------------------------------------------------------------------------------------------
        460,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (Canada)                                                                     486,450
        251,815  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                    251,815
        252,848  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                               252,848
        935,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero %, (11 1/2s, 8/15/00) 2003
                   (Canada) ++                                                                       516,588
                                                                                              --------------
                                                                                                   1,507,701

Energy-Related (0.1%)
------------------------------------------------------------------------------------------------------------
        525,000  Panda Global Energy Co. 144A sr. notes 12 1/2s, 2004                                498,750

Entertainment (0.3%)
------------------------------------------------------------------------------------------------------------
        900,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                       888,750
        450,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                              508,500
                                                                                              --------------
                                                                                                   1,397,250

Environmental Control (0.1%)
------------------------------------------------------------------------------------------------------------
        370,000  Allied Waste Industries, Inc. 144A sr. sub. notes 10 1/4s, 2006                     385,725

Financial Services (0.4%)
------------------------------------------------------------------------------------------------------------
        735,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                        683,550
        165,000  Colonial Capital I 144A company guaranty 8.92s, 2027                                160,334
        180,000  Imperial Credit Industries, Inc. 144A sr. notes 9 7/8s, 2007                        165,600
        285,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s,
                   2006(United Kingdom)                                                              293,550
        345,000  Investors Capital Trust I 144A company guaranty
                   9.77s, 2027                                                                       344,138
        290,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                          313,925
                                                                                              --------------
                                                                                                   1,961,097
Food (0.4%)
------------------------------------------------------------------------------------------------------------
        115,000  Del Monte Corp. 144A sr. sub. notes 12 1/4s, 2007                                   118,450
        830,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                            881,875
        780,000  Stater Brothers sr. notes 11s, 2001                                                 830,700
                                                                                              --------------
                                                                                                   1,831,025

Food and Beverages (--%)
------------------------------------------------------------------------------------------------------------
        230,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                            228,850

Gaming (1.5%)
------------------------------------------------------------------------------------------------------------
        185,000  Alliance Gaming Corp. 12 7/8s, 2003                                                 199,569
        300,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                           268,500
        315,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                                         261,450
      1,540,000  Coast Hotels & Casinos, Inc. company guaranty Ser. B, 13s, 2002                   1,686,300
      1,478,650  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 [2 DBL. DAGGERS]          1,463,864
      1,675,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                          1,675,000
      1,050,000  Mohegan Tribal Gaming sr. secd. notes Ser. B, 13 1/2s, 2002                       1,375,500
                                                                                              --------------
                                                                                                   6,930,183

Health Care (0.6%)
------------------------------------------------------------------------------------------------------------
      1,790,000  Columbia/HCA Healthcare Corp. med. term notes
                   7.58s, 2025                                                                     1,764,564
        455,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                                              455,000
        675,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                  725,625
                                                                                              --------------
                                                                                                   2,945,189

Hospital Management (--%)
------------------------------------------------------------------------------------------------------------
        155,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                           155,775

Lodging (0.3%)
------------------------------------------------------------------------------------------------------------
        300,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                  305,250
        350,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                  343,000
        600,000  Sun International Hotels Ltd. 144A sr. sub. notes 9s, 2007                          592,500
                                                                                              --------------
                                                                                                   1,240,750

Media (--%)
------------------------------------------------------------------------------------------------------------
        190,000  RBS Participacoes S.A. 144A company guaranty
                   11s, 2007(Brazil)                                                                 191,862

Medical Management (0.2%)
------------------------------------------------------------------------------------------------------------
      1,160,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                    1,096,200

Medical Supplies and Devices (0.3%)
------------------------------------------------------------------------------------------------------------
        515,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                       562,638
        760,000  Interact Systems, Inc. stepped-coupon zero %
                   (14s, 8/1/99), 2003 ++                                                            402,800
        500,000  Wright Medical Technology, Inc. sr. secd. notes
                   Ser. B, 10 3/4s, 2000                                                             505,000
                                                                                              --------------
                                                                                                   1,470,438
Metals and Mining (0.6%)
------------------------------------------------------------------------------------------------------------
        135,000  Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004(Argentina)                                                          137,025
        305,000  Continental Global Group 144A sr. notes Ser. A, 11s, 2007                           314,150
        205,000  Echo Bay Mines jr. sub. deb. 11s, 2027(Canada)                                      201,925
      1,025,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                      1,066,000
        465,000  Maxxam Group Holdings Inc. sr. notes Ser. B, 12s, 2003                              469,650
        565,000  Royal Oak Mines, Inc. company guaranty Ser. B, 11s,
                   2006(Canada)                                                                      567,825
                                                                                              --------------
                                                                                                   2,756,575

Motion Picture Distribution (0.5%)
------------------------------------------------------------------------------------------------------------
        500,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                 542,500
        510,000  AMC Entertainment, Inc. 144A sr. sub. notes 9 1/2s, 2009                            504,900
        766,100  Cinemark Mexico USA notes Ser. B, 13s, 2003(Mexico) [2 DBL. DAGGERS]                739,287
         51,700  Cinemark Mexico USA notes Ser. D, 13s, 2003(Mexico) [2 DBL. DAGGERS]                 49,891
        605,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008                                      592,900
                                                                                              --------------
                                                                                                   2,429,478

Networking (0.2%)
------------------------------------------------------------------------------------------------------------
      1,785,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (13s, 6/15/00), 2005 ++                                          1,124,550

Office Equipment (0.2%)
------------------------------------------------------------------------------------------------------------
      1,000,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                        1,110,000

Oil and Gas (1.5%)
------------------------------------------------------------------------------------------------------------
      1,550,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004                      1,643,000
        750,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                        802,500
        200,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                          207,500
      1,085,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                     1,090,425
        300,000  Maxus Energy Corp. notes 9 3/8s, 2003                                               315,750
        400,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                411,000
        300,000  Transamerican Refining Corp. 144A 15s, 1998                                         300,000
        400,000  Transamerican Refining Corp. 1st mtge. variable rate
                   Ser. 2, 16 1/2s, (16s, 8/15/98), 2002 ++                                          427,000
      1,000,000  Trans american Refining Corp. 1st mtge. variable rate
                   stepped-coupon Ser. 1, zero % (18 1/2s, 2/15/98), 2002 ++                         927,500
      1,264,000  TransTexas Gas Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 12/16/01), 2003 ++                                               796,320
                                                                                              --------------
                                                                                                   6,920,995

Packaging and Containers (--%)
------------------------------------------------------------------------------------------------------------
        170,000  US Can Corp. company guaranty Ser. B, 10 1/8s, 2006                                 177,650

Paging (0.4%)
------------------------------------------------------------------------------------------------------------
      1,250,000  Arch Communications Group sr. disc. notes
                   stepped-coupon zero % (10 7/8s, 3/15/01), 2008 ++                                 568,750
        625,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                             618,750
      1,250,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon
                   zero % (15s, 2/1/00), 2005 ++                                                     837,500
                                                                                              --------------
                                                                                                   2,025,000

Paper and Forest Products (1.1%)
------------------------------------------------------------------------------------------------------------
      1,500,000  APP International Finance Co. notes 11 3/4s,
                   2005 (Netherlands)                                                              1,563,750
        330,000  Domtar, Inc. deb. 9 1/2s, 2016(Canada)                                              323,400
      1,335,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                           1,281,600
      1,090,000  Repap New Brunswick sr. notes 10 5/8s, 2005(Canada)                               1,024,600
        900,000  Riverwood International Corp. company guaranty
                   10 1/4s, 2006                                                                     846,000
                                                                                              --------------
                                                                                                   5,039,350

Publishing (0.5%)
------------------------------------------------------------------------------------------------------------
      1,800,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                       1,926,000
        200,000  Hollinger International Publishing, Inc. company
                   guaranty 8 5/8s, 2005                                                             197,500
                                                                                              --------------
                                                                                                   2,123,500

Real Estate (0.1%)
------------------------------------------------------------------------------------------------------------
        460,000  Prime Hospitality Corp. 144A sr. sub. notes 9 3/4s, 2007                            469,200

Recreation (1.0%)
------------------------------------------------------------------------------------------------------------
        880,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                                  501,600
      1,000,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                    1,025,000
      1,554,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                            1,569,540
        500,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                           360,000
        250,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                  243,125
        864,000  Trump Castle Funding notes 11 1/2s, 2000                                            864,000
                                                                                              --------------
                                                                                                   4,563,265

Restaurants (0.2%)
------------------------------------------------------------------------------------------------------------
        135,000  AmeriKing, Inc. sr. notes 10 3/4s, 2006                                             139,725
        700,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                 724,500
                                                                                              --------------
                                                                                                     864,225

Retail (0.6%)
------------------------------------------------------------------------------------------------------------
      1,280,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                           1,324,800
        480,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                                             499,200
        625,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                          640,625
        200,000  Supermercados Norte 144A bonds 10 7/8s, 2004(Argentina)                             200,000
                                                                                              --------------
                                                                                                   2,664,625
Semiconductors (0.2%)
------------------------------------------------------------------------------------------------------------
        325,000  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                      287,079
        720,000  Fairchild Semiconductor Corp. 144A sr. sub. notes 10 1/8s, 2007                     727,200
                                                                                              --------------
                                                                                                   1,014,279

Specialty Consumer Products (0.1%)
------------------------------------------------------------------------------------------------------------
        575,000  Sassco Fashions Ltd. 144A notes 12 3/4s, 1999                                       595,125

Steel (0.4%)
------------------------------------------------------------------------------------------------------------
        330,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                               325,875
        160,000  Altos Hornos De Mexico 144A bonds 11 7/8s, 2004 (Mexico)                            162,000
      1,500,000  Ispat Mexicana, S.A. 144A bonds 10 3/8s, 2001 (Mexico)                            1,531,875
                                                                                              --------------
                                                                                                   2,019,750

Supermarkets (0.2%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Eagle Food Centers. Inc. sr. notes 8 5/8s, 2000                                     970,000

Telecommunications (2.6%)
------------------------------------------------------------------------------------------------------------
        695,000  American Communications Services, Inc. sr. disc.
                   notes stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                            319,700
      1,020,000  Brooks Fiber Properties, Inc. sr. disc. notes stepped-coupon
                   zero % (11 7/8s, 11/01/01), 2006 ++                                               637,500
         60,000  Brooks Fiber Properties, Inc. sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/1/01), 2006 ++                                                  39,300
        155,000  Consorcio Ecuatoriano 144A notes 14s, 2002(Ecuador)                                 156,550
        415,000  Dobson Communications Corp. 144A sr. notes 11 3/4s, 2007                            398,400
      1,155,000  Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006                   1,157,888
      1,322,000  GST Telecommunications,Inc. company guaranty
                   stepped-coupon zero % (13 7/8s, 15/15/00), 2005 ++                                819,640
        940,000  Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                             479,400
      3,705,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                     2,482,350
      1,325,000  Intermedia Communications, Inc. sr. notes Ser. B,
                   13 1/2s, 2005                                                                   1,477,375
      1,620,000  International Cabletel, Inc. 144A sr. notes 10s, 2007                             1,583,550
        500,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                        415,000
        225,000  Nextlink Communications sr. notes 12 1/2s, 2006                                     232,313
        900,000  Rogers Cantel, Inc. deb. 9 3/8s, 2008(Canada)                                       924,750
      1,180,000  Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                  811,250
        310,000  Winstar Equipment Corp. 144A company guaranty
                   12 1/2s, 2004                                                                     296,825
                                                                                              --------------
                                                                                                  12,231,791

Telephone Services (0.3%)
------------------------------------------------------------------------------------------------------------
        545,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                     588,600
        600,000  Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006 (Brazil)                                                            613,500
        675,000  McLeod, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (10 1/2s, 3/1/02), 2007 ++                                                 386,438
                                                                                              --------------
                                                                                                   1,588,538

Textiles (0.3%)
------------------------------------------------------------------------------------------------------------
        145,000  Polysindo Inernational Eka company guaranty
                   13s, 2001(Indonesia)                                                              162,038
        970,000  Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                       1,018,500
        310,000  Reeves Industries Inc. sub. deb. 13 3/4s, 2001                                      263,500
                                                                                              --------------
                                                                                                   1,444,038

Transportation (--%)
------------------------------------------------------------------------------------------------------------
        100,000  Eletson Holdings, Inc. 1st pfd. mtge. notes
                   9 1/4s, 2003 (Greece)                                                              98,000

Wireless Communications (0.5%)
------------------------------------------------------------------------------------------------------------
        450,000  International Wireless Communications, Inc.
                   sr. disc. notes zero %, 2001                                                      240,750
        785,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                             612,300
      1,320,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                     1,174,800
        150,000  Western Wireless Corp. sr. sub. notes 10 1/2s, 2007                                 147,750
                                                                                              --------------
                                                                                                   2,175,600
                                                                                              --------------
                 Total Corporate Bonds and Notes
                   (cost $148,920,946)                                                          $149,433,189


FOREIGN GOVERNMENT BONDS AND NOTES (26.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
AUD       3,830,000  Australia (Government of) bonds Ser. 206, 10s, 2006                         $ 3,390,943
USD       1,656,000  Bank of Foreign Economic Affairs of Russia
                       (Vnesheconombank) principal loan
                       FRN, 2020 +##+++                                                              970,830
DKK      16,950,000  Denmark (Government of) 8s, 2001                                              2,853,057
DKK      16,455,000  Denmark (Government of) bonds 8s, 2006                                        2,741,251
USD         290,000  Ecuador (Government of) 144A bonds
                       10.8125s, 2004                                                                294,713
FRF      55,155,000  France (Government of) notes 5 1/2s, 2001                                     9,795,028
FRF      54,930,000  France (Government of) Treasury notes 7s, 2000                               10,235,755
FRF     114,745,000  France (Government of) Treasury bill 4 1/2s, 1998                            19,934,680
DEM      26,600,000  Germany (Federal Republic of) bonds
                       Ser. 121, 4 3/4s, 2001                                                     15,490,516
DEM       8,940,000  Germany (Federal Republic of) bonds
                       Ser. 95, 7 3/8s, 2005                                                       5,749,063
DEM       7,645,000  Germany (Federal Republic of) bonds
                       Ser. 96, 6 1/4s, 2006                                                       4,582,491
DEM      14,705,000  Germany (Federal Republic of) bonds
                       Ser. 118, 5 1/4s, 2001                                                      8,776,058
ITL  10,105,000,000  Italy Treasury bonds 6 1/4s, 2002                                             5,738,031
USD         205,000  Morocco (Government of) bonds
                       Ser. A 6.6563s, 2009                                                          180,144
ZAR       1,540,000  South Africa (Republic of) bonds Ser. 153, 13s, 2010                            307,377
SEK      52,800,000  Sweden (Government of) bonds Ser. 1039,
                       5 1/2s, 2002                                                                6,508,455
GBP       4,480,000  United Kingdom Treasury bonds 7s, 2002                                        7,226,069
GBP       3,655,000  United Kingdom Treasury bonds 6s, 1999                                        5,832,392
GBP       9,090,000  United Kingdom Treasury bonds 7 1/2s, 2006                                   14,814,037
                                                                                              --------------
                     Total Foreign Government Bonds and Notes
                       (cost $131,646,027)                                                     $ 125,420,890


BRADY BONDS (2.0%) * [DIAMOND]
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $ 3,108,850   Argentina (Republic of) deb. 6.75s, 2005                                         $2,852,370
       734,000   Argentina (Republic of) deb. Ser. L-GP, 5 1/2s, 2023                                478,018
     2,452,968   Brazil (Republic of) bonds 8s, 2014 +++                                           1,861,189
       300,000   Bulgaria (Republic of) deb. Ser. PDI, 6.5625s, 2011                                 187,875
       530,000   Poland (Government of) bonds 6.9375s, 2024                                          514,763
     3,020,000   United Mexican States deb. Ser. A, 6 1/4s, 2019                                   2,193,275
       795,000   United Mexican States Ser. D, 6.35156s, 2019                                        704,072
       714,284   Venezuela (Government of) deb. Ser. B, 6.75s, 2007                                  639,285
                                                                                              --------------
                 Total Brady Bonds (cost $9,455,371)                                           $   9,430,847

PREFERRED STOCKS (1.5%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         3,365   Alliance Gaming Corp. Ser. B, $15.00 pfd. [2 DBL. DAGGERS]                    $     336,500
         2,763   American Radio Systems Corp. 144A $11.375 pfd.                                      272,846
         8,000   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                         212,000
         7,382   Cablevision Systems Corp. Ser. M, $11.125 dep. shs. pfd. [2 DBL. DAGGERS]           679,144
         4,350   Chancellor Radio Broadcasting 144A $12.00 pfd.                                      430,650
        11,925   Chevy Chase Capital Corp. Ser. A, $10.375 pfd.                                      578,363
        13,965   Diva Systems Corp. Ser. C, $6.00 pfd.                                               120,448
           715   Granite Broadcasting Corp. 144A 12.75% pfd. [2 DBL. DAGGERS]                        652,438
           690   ICG Holdings, Inc. 14.25% pfd. (Canada)                                             665,850
           300   ICG Holdings, Inc. 144A 14.00% pfd. (Canada)                                        288,000
           100   Intermedia Communications, Inc. 144A 13.50% pfd.                                    967,500
           810   NTL Inc. 144A 13.00% pfd. [2 DBL. DAGGERS]                                          785,700
         5,760   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                        571,680
           390   Spanish Broadcasting Systems 144A 14.25% pfd. [2 DBL. DAGGERS]                      343,200
                                                                                              --------------
                 Total Preferred Stocks (cost $7,166,545)                                       $  6,904,319

UNITS (1.3%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
           315   Advanced Radio Telecommunications units 14s, 2007                                  $333,900
            80   Anvil Holdings 144A units pfd. 13s, 2009 [2 DBL. DAGGERS]                            78,800
           150   Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                     1,965,000
         1,635   Colt Telecommunications Group PLC units
                   stepped-coupon zero % (12s, 12/15/01),
                   2006(United Kingdom) ++                                                           956,475
           690   Diva Systems Corp. 144A units stepped-coupon zero %
                   (13s, 5/15/01), 2006 ++                                                           415,725
           370   Esat Holdings Ltd. 144A units stepped-coupon zero %
                   (12 1/2s, 2/1/02), 2007(Ireland) ++                                               207,200
           480   Globalstar L.P. Capital units 11 3/8s, 2004                                         475,200
           630   McCaw International Ltd. 144A units stepped-coupon
                   zero % (13s, 4/15/02), 2007 ++                                                    308,700
        12,320   Nextlink Communications 144A pfd. units 14s, 2009 [2 DBL. DAGGERS]                  579,040
           800   RSL Communications, Ltd. 144A units 12 1/4s, 2006                                   800,000
         1,030   Wireless One Inc. units zero % (13 1/2s, 8/1/01), 2006 ++                           278,100
                                                                                              --------------
                 Total Units (cost $6,052,778)                                                  $  6,398,140

ASSET-BACKED SECURITIES (1.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
  $  1,611,000   Chemical Master Credit Card Trust I Ser. 95-2,
                   Class A, 6.23s, 2003                                                         $  1,589,848
       505,000   Contimortgage Home Equity Loan Trust Ser. 97-1,
                   Class M2, 7.67s, 2028                                                             502,791
     3,315,000   Sears Credit Account Master Trust Ser. 95-5,
                   Class A, 6.05s, 2008                                                            3,183,428
                                                                                              --------------
                 Total Asset-Backed Securities (cost $5,468,195)                                $  5,276,067

COMMON STOCKS (0.8%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
           200   AmeriKing, Inc. +                                                                   $10,000
           570   Applause Enterprises, Inc.(acquried 10/4/90 cost $64,125) +[DBL. DAGGER]              1,710
         2,625   Axia Holding Corp. 144A +                                                           131,250
        29,974   Computervision Corp. +                                                              104,909
        25,000   Exide Corp.                                                                         403,125
        57,441   Grand Union Co.(acquried 7/15/92 cost $3,250,000) +[DBL. DAGGER]                    192,068
         4,148   IFINT Diversified Holdings 144A +                                                    66,368
           671   PMI Holdings Corp. +                                                                214,720
           480   Premium Holdings L.P. 144A +                                                          2,399
       100,386   PSF Holdings LLC Class A                                                          2,660,229
        15,000   Specialty Foods Corp. +                                                               7,500
         4,000   Terex Corp. Rights(expiration date, 5/15/2002) +                                     36,000
                                                                                              --------------
                 Total Common Stocks (cost $7,856,710)                                           $ 3,830,278

CONVERTIBLE BONDS AND NOTES (0.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       500,000   Argosy Gaming cv. sub. notes 12s, 2001                                          $   355,000
       300,000   Corporate Express, Inc. cv. notes 4 1/2s, 2000                                      252,750
       234,000   GST Telecommunications, Inc. cv. sr. disc. notes
                   stepped-coupon zero % (13 7/8s, 15/15/00), 2005 ++                                163,800
       280,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                      236,250
       185,000   National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                  180,375
     1,486,000   Pricellular Wireless Corp. 144A cv. sub. notes
                   stepped-coupon zero % (10 3/4s, 8/15/00), 2004 ++                               1,263,100
       280,000   VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005                                   266,000
                                                                                              --------------
                 Total Convertible Bonds and Notes
                   (cost $2,410,662)                                                             $ 2,717,275

COLLATERALIZED MORTGAGE OBLIGATIONS (0.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
      $755,740   Federal Home Loan Mortgage Corp. Ser. 35, Class
                   JZ, 7s, February 15, 2027                                                     $   636,643
       829,345   Federal National Mortgage Association Ser. 97-5,
                   Class Z, 7s, 2027                                                                 707,482
       739,287   Federal National Mortgage Association Ser. 97-25,
                   Class Z, 7s, March 18, 2027                                                       633,246
     1,171,852   Rural Housing Trust Ser. 87-1, Class D, 6.33s,
                   April 1, 2026                                                                   1,144,782
                                                                                              --------------
                 Total Collateralized Mortgage Obligations
                   (cost $3,157,897)                                                             $ 3,122,153

WARRANTS (0.2%) *
NUMBER OF WARRANTS                                                        EXPIRATION DATE              VALUE
------------------------------------------------------------------------------------------------------------
        40,000   Becker Gaming Corp. 144A                                      11/15/00          $       400
         7,140   Cellnet Data Systems, Inc.                                     6/15/05              107,100
         2,100   County Seat Holdings, Inc.                                    10/15/98                   42
         1,399   Grand Union Co. ( acquried 10/6/93 cost $560) [DBL. DAGGER]    6/16/00                  280
         2,799   Grand Union Co.(acquried 10/6/93 cost $280) [DBL. DAGGER]      6/16/00                   84
           940   Hyperion Telecommunications 144A                               4/15/01               28,200
        75,000   Insight Communications Co. 144A                                3/31/98              206,250
         8,514   Intelcom Group 144A                                            7/15/97              110,682
           760   Interact Systems, Inc.                                         7/15/97                  190
         1,325   Intermedia Communications, Inc. 144A                            6/1/00               26,500
           450   International Wireless Communications Holdings                 8/15/01                    5
         4,101   Louisiana Casino Cruises, Inc. 144A                            12/1/98              205,050
         5,290   Pagemart, Inc. 144A                                           12/31/03               34,385
         2,000   Petracom Holdings, Inc.                                         2/1/03               14,250
         4,238   President Riverboat Casinos, Inc.                              9/30/99                2,119
         2,940   SDW Holdings Corp. 144A                                       12/15/06               38,220
           390   Spanish Broadcasting Systems 144A                              6/30/99               42,900
           275   Sterling Chemicals Holdings                                    8/15/08                9,625
            31   Telemedia Broadcasting Corp.                                    4/1/04               23,295
         9,660   UCC Investor Holding, Inc.
                   (acquried 3/16/94 cost $125,580) [DBL. DAGGER]              10/31/99              120,750
            36   Wright Medical Technology, Inc. 144A                           6/30/03                4,270
                                                                                              --------------
                 Total Warrants (cost $1,055,093)                                                 $  974,597

CONVERTIBLE PREFERRED STOCKS (0.2%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         7,762   Cablevision Systems Corp. Ser. H, $11.75 pfd.                                    $  735,450
         5,450   Granite Broadcasting $1.938 cv. pfd.                                                236,394
                                                                                              --------------
                 Total Convertible Preferred Stocks
                   (cost $1,065,789)                                                                $971,844

PURCHASED OPTIONS OUTSTANDING (0.2%)                                      EXPIRATION DATE/
CONTRACT AMOUNT                                                             STRIKE PRICE               VALUE
------------------------------------------------------------------------------------------------------------
JPY  1,600,000   Japanese Government Bond Futures                             May 97/
                   Contracts (Call)                                           JPY 128             $    6,299
   $ 6,900,000   U.S. Dollars in exchange for                                 June 97/
                   Swiss Francs (Call)                                        CHF 1.4555             123,510
    20,500,000   U.S. Dollars in exchange for                                 May 97/
                   Deutschemarks (Call)                                       DEM 1.692              483,800
     6,900,000   U.S. Dollars in exchange for                                 June 97/
                   Deutschemarks (Call)                                       DEM 1.709              116,610
     6,900,000   U.S. Dollars in exchange for                                 June 97/
                   Japanese Yen (Call)                                        JPY 125.25              92,460
                                                                                              --------------
                 Total Purchased Options Outstanding
                   (cost $521,903)                                                                $  822,679

SHORT-TERM INVESTMENTS (5.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
MXP    290,523   Mexican bill zero %, April 2, 1998                                               $  300,194
  $ 25,000,000   Interest in $750,000,000 joint repurchase
                   agreement dated April 30, 1997 with
                   Goldman Sachs & Co. due May, 1 1997
                   with respect to various U.S. Treasury
                   obligations -- maturity value of
                   $25,003,733 for an effective yield
                   of 5.375%                                                                      25,003,733
                                                                                              --------------
                 Total Short-Term Investments (cost $25,303,927)                              $   25,303,927
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $500,532,012) ***                                    $ 490,342,199
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $475,589,327.

*** The aggregate identified cost on a tax basis is $501,957,297, resulting in gross unrealized appreciation and depreciation of $11,276,552 and $22,891,650, respectively, or net unrealized depreciation of $11,615,098.

+   Non-income-producing security.

++ The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

+++ A portion of the income will be received in additional securities.

[DBL. DAGGER]    Restricted, excluding 144A securities, as to public resale.
                 The total market value of restricted securities held at
                 April 30, 1997 was $314,892 or 0.1% of net assets.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

## When-issued securities (Note 1). The coupon rate will be LIBOR plus 13/16.

[DIAMOND] Brady Bonds are foreign bonds collateralized by the U.S.
          Government. The rates are floating and are the current rates at April 30, 1997.

          144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

          TBA after the name of a security represents to be announced securities (Note 1).

          The rate shown on floating rate notes (FRN) are the current interest rates shown at April 30, 1997, which are subject to change based on the terms of the security.

          Diversification by Country

          Distributions of investments by country of issue at April 30, 1997: (as percentage of market value)

            Canada           1.1%

            Denmark          1.3

            France           8.2

            Germany          7.1

            Italy            1.2

            Mexico           1.8

            Sweden           1.3

            United Kingdom   6.3

            United States   67.1

            Other            4.6
                          ------
            Total          100.0%
                          ======





-----------------------------------------------------------------------------------------
TBA Sale Commitments at April 30, 1997
(proceeds receivable $7,165,178)
                                 Principal      Delivery        Coupon
Agency                            Amount          Month          Rate           Value
-----------------------------------------------------------------------------------------
GNMA                           $6,975,000          May          8.5%           $7,199,456
-----------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 1997
(aggregate face value $90,364,599)
                                                                               Unrealized
                                      Market  Aggregate Face   Delivery     Appreciation/
                                      Value       Value          Date      (Depreciation)
-----------------------------------------------------------------------------------------
British Pounds                   $13,655,232   $ 13,492,130     6/18/97        $ (163,102)
Canadian Dollar                      788,486        812,130     6/18/97            23,644
Danish Krone                       1,554,577      1,603,894     6/18/97            49,317
Deutschemarks                     26,717,690     27,277,869     6/18/97           560,179
French Franc                      22,187,607     22,630,161     6/18/97           442,554
Italian Lira                       2,799,388      2,837,200     6/18/97            37,812
Japanese Yen                       7,118,020      7,257,877     6/18/97           139,857
Swedish Krona                      6,335,150      6,490,143     6/18/97           154,993
Swiss Franc                        7,870,893      7,963,195     6/18/97            92,302
-----------------------------------------------------------------------------------------
                                                                               $1,337,556
-----------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at April 30, 1997
(aggregate face value $102,778,669)
                                                                               Unrealized
                                               Aggregate Face   Delivery     Appreciation/
                                 Market Value      Value         Date      (Depreciation)
-----------------------------------------------------------------------------------------
Australian Dollars                $3,018,377     $3,005,852     6/18/97       $    12,525
British Pounds                       492,993        497,089     6/18/97            (4,096)
Canadian Dollar                    7,918,325      8,085,205     6/18/97          (166,880)
Deutschemarks                     42,632,010     43,249,713     6/18/97          (617,703)
Italian Lira                       8,761,042      8,804,316     6/18/97           (43,274)
Japanese Yen                      18,378,163     19,307,420     6/18/97          (929,257)
Spanish Peseta                     6,805,363      6,970,546     6/18/97          (165,183)
Swedish Krona                      3,715,726      3,829,996     6/18/97          (114,270)
Swiss Franc                        7,910,387      8,060,205     6/18/97          (149,818)
Thai Baht                            967,700        968,327     6/18/97              (627)
-----------------------------------------------------------------------------------------
                                                                              $(2,178,583)
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $500,532,012) (Note 1)                                              $  490,342,199
---------------------------------------------------------------------------------------------------
Cash                                                                                      2,305,062
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            7,696,461
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           19,826,232
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            1,523,489
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            744,407
---------------------------------------------------------------------------------------------------
Total assets                                                                            522,437,850

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     3,051,118
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         31,747,214
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                873,374
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   93,223
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 7,103
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    668
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               2,364,516
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             1,409,636
---------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $7,165,178)                          7,199,456
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      102,215
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        46,848,523
---------------------------------------------------------------------------------------------------
Net assets                                                                            $ 475,589,327

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       $ 485,106,018
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (1,800,810)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                    3,422,263
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                       (11,138,144)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                            $ 475,589,327

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share ($475,589,327 divided by
53,095,749 shares)                                                                            $8.96
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Interest income (net of forgein tax of $22,099)                                     $   19,430,024
--------------------------------------------------------------------------------------------------
Dividends                                                                                  354,797
--------------------------------------------------------------------------------------------------
Total investment income                                                                 19,784,821

Expenses:
Compensation of Manager (Note 2)                                                         1,796,432
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             316,436
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           16,181
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,856
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     20,889
--------------------------------------------------------------------------------------------------
Auditing                                                                                    31,225
--------------------------------------------------------------------------------------------------
Legal                                                                                       10,948
--------------------------------------------------------------------------------------------------
Postage                                                                                     42,646
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       24,513
--------------------------------------------------------------------------------------------------
Other                                                                                        4,680
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,267,806
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (40,080)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,227,726
--------------------------------------------------------------------------------------------------
Net investment income                                                                   17,557,095
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         5,785,091
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                               (916,562)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                       282,733
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and TBA sale
commitments during the period                                                          (16,448,783)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                (11,297,521)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $   6,259,574
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           April 30         October 31
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 17,557,095       $ 36,138,999
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                     4,868,529         18,198,111
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                        (16,166,050)        (2,465,875)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      6,259,574         51,871,235
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (18,323,523)       (36,742,441)
----------------------------------------------------------------------------------------------------------------------
From realized gain on investments                                                        (7,653,029)                --
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                          (417,980)        (1,318,283)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                 (20,134,958)        13,810,511

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     495,724,285        481,913,774
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
on net investment income of $1,800,810 and
$1,034,382, respectively)                                                              $475,589,327       $495,724,285
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                                                53,147,249         53,311,249
----------------------------------------------------------------------------------------------------------------------
Shares liquidated (Note 4)                                                                  (51,500)          (164,000)
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                                      53,095,749         53,147,249
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                                     Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                  $9.33            $9.04            $8.63            $9.62            $9.15            $8.80
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .33              .68              .68              .74              .73              .77
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.21)             .30              .42             (.88)             .61              .51
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .12              .98             1.10             (.14)            1.34             1.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.35)            (.69)            (.64)            (.52)            (.73)            (.77)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --             (.14)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.14)              --               --             (.08)              --             (.10)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                     --               --             (.05)            (.25)              --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.49)            (.69)            (.69)            (.85)            (.87)            (.93)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.96            $9.33            $9.04            $8.63            $9.62            $9.15
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                     $8.125           $8.375           $8.125            $7.88            $8.88            $8.63
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)              2.84*           12.08            14.16            (1.92)           13.27            14.34
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $475,589         $495,724         $481,914         $460,760         $513,316         $488,266
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .46*             .95             1.02              .95              .92              .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.59*            7.43             7.98             7.33             7.76             8.59
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)       120.91*          280.38           290.44           201.95           132.24           221.30
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).



Notes to financial statements
April 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Master Income Trust (the "fund") is registered under the Investment
Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. government sector, consisting of debt obligations of the U.S. government, its agencies and instrumentalities and corporate obligations rated A or higher; a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities; and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes;
such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment
Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discounts, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under Security valuation above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting
TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next
$500 million, and 0.55% of any excess over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $880 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee fees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Custodial functions for the fund's assets are provided by Putnam Fiduciary
Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.
Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1997, fund expenses were reduced by $40,080 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of these assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $318,287,621 and $296,320,476, respectively. Purchases and sales of U.S. government obligations aggregated $253,370,244 and $281,257,400, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Share Repurchase Program

In November 1994, the Trustees authorized the fund to repurchase up to 2,650,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the period ended April 30, 1997, the fund repurchased 51,500 shares for $417,980, which reflects a discount from net asset value of $55,820 or 11.78%.



Actions by the Trustees

INVESTMENT POLICY CHANGES ADOPTED

The Trustees also approved the following modifications to the fund's investment policies, effective immediately:

The fund may invest up to 65% of its assets in any of the three sectors of the fixed-income market - (1) U.S. Government and high grade domestic corporate bonds, (2) international fixed-income securities and (3) high-yield or below investment grade securities - with a minimum allocation to each sector of 15%.

Securities purchased for the international sector will no longer need a minimum rating of "A". Emerging markets securities issued by governmental entities will be included in the international sector rather than, as previously, the high yield sector. However, not more than 20 percent of the fund may be invested in international fixed-income securities not rated investment grade by rating agencies (or unrated securities of equivalent quality).

The fund will not invest more than 65% of its assets in securities rated below investment grade by rating agencies (or unrated securities of equivalent quality).

These changes increase the fund's flexibility to make larger allocations to the high yield and international markets, which have grown considerably in depth and breadth since the fund was launched in 1988. The added flexibility is designed to let the fund take greater advantage of these markets when the manager believes it prudent while still maintaining the fund's character as a diversified fixed-income fund with a commitment to each sector.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Jennifer E. Leichter
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33898-072   6/97

